REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT, dated February 12, 2003 (this "Agreement") is entered by and between Niku Corporation, a Delaware corporation (the "Company") and each of undersigned investors (each individually, an "Investor" and, collectively, the "Investors").


                                   RECITALS

         WHEREAS, concurrently with the execution of this Agreement, each of the Investors are entering into a Common Stock and Warrant Purchase Agreement (the "Purchase Agreement") pursuant to which the Company has agreed to sell to the Investors shares (the "Shares") of its common stock, par value $0.0001 per share (the "Common Stock"), and warrants (the "Warrants") to purchase of shares of Common Stock; and

         WHEREAS, the Purchase Agreement also requires the Company and the Investors to execute this Agreement to provide for certain registration rights for the benefit of the Investors.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings. Capitalized terms used in this Agreement not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

         1.1 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         1.2 "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         1.3 "Holder" means any Investor or permitted assignee pursuant to
Section 2.8 hereof owning of record Shares or Registrable Securities that have not been sold to the public.

         1.4 "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and pursuant to Rule 415 promulgated under the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         1.5 "Registrable Securities" means (i) Common Stock issued or issuable pursuant to the Purchase Agreement, including Common Stock issued or issuable upon exercise of the Warrants; and (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, this Common Stock. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

         1.6 "Registrable Securities then outstanding" means the number of shares of Common Stock determined by calculating the total number of shares of Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable upon the exercise of outstanding Warrants.

         1.7 "Registration Expenses" means all expenses incurred by the Company in complying with Sections 2.1, 2.2 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for the Investors, subject to the fee limitation set forth in Section
9.13 of the Purchase Agreement, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding discounts and commissions relating to a sale).

         1.8 "Registration Statement" means a shelf registration statement on Form S-3 pursuant to Rule 415 promulgated under the Securities Act covering the resale of the Registrable Securities.

         1.9 "Rule 144" means Rule 144 or any other similar or analogous rule promulgated under the Securities Act.

         1.10 "Securities Act" means the Securities Act of 1933, as amended.

         1.11 "SEC" or "Commission" means the Securities and Exchange
Commission.

         2. REGISTRATION.

         2.1 Shelf Registration.

               (a) Mandatory Registration. Subject to the conditions of this
Section 2.1, as soon as reasonably practicable, but in no event later than April 30, 2003 the "Filing Deadline"), the Company shall prepare and file the Registration Statement and use its reasonable best efforts to effect, as soon as practicable, the registration of all Registrable Securities and to keep such Registration Statement continuously in effect; provided, however, that the Filing Deadline may be extended for the number of days during which any Investor fails to promptly respond to reasonable written requests from the Company for information to be included in such filing (which responsive information shall not be deemed to be prompt in the event that a reasonable request for such information by the Company is made to the Investor and the Investor does not provide the requested information within five (5) business days of such request).

               (b) Limitation on Registration. The Company shall not be obligated to effect a registration (or may suspend sales under or terminate the registration):

               (i) prior to the earlier of the completion of the Subsequent Closing and the Termination Date (as defined in the Purchase Agreement);

               (ii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that, in the good faith judgment of the Board of Directors of the Company, there is in existence material undisclosed information or events, the disclosure of which would be detrimental to the Company and its stockholders, in which event the Company shall have the right to defer such registration, suspend sales under or terminate the registration for a period of not more than ninety (90) days, provided that the Company may not defer, suspend sales under or terminate such registration pursuant to this Section 2.1(b) more than once in any twelve (12) month period and that all Company executive officers and directors shall also be precluded from trading Company securities during such period(s).

         2.2 Company Registration.

         (a) Registration. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-1 or S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-2, S-3 or S-8, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (i) promptly give to each Holder written notice thereof; and

               (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 2.2(b) below.

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event the right of any Holder to registration pursuant to Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit, the amount of Registrable Securities to be included in the registration and underwriting (entirely, if necessary). The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to Section 2.2(a)(i) above. If any Holder disapproves of the terms of the any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         2.3 Registration Expenses. Except as specifically provided herein, the Company shall bear all Registration Expenses.

         2.4 Obligations Of The Company. The Company shall, as soon as practicable:

         (a) prepare and file with the Registration Statement with respect to all Registrable Securities and use its reasonable efforts to cause the Registration Statement to become effective, and to keep the Registration Statement continuously effective until the earliest of (i) the date that all of the Registrable Securities have been sold, (ii) two years from the last Closing under the Purchase Agreement and (iii) the date that all Registrable Securities covered by the Registration Statement may be sold by the Holders without volume restrictions pursuant to Rule 144;

         (b) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities;

         (c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

         (d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such limited jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to incur significant cost or qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

         (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

         (f) furnish to each Holder upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other information as may be reasonably requested in availing each Holder of any rule or regulation of the SEC which permits the selling of any Registrable Securities pursuant to Form S-3;

         (g) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

         (h) cause all such Registrable Securities registered hereunder to be listed on the Nasdaq SmallCap Market, Nasdaq National Market or each securities exchange on which similar securities issued by the Company are then listed, if any.

         2.5 Termination Of Registration Rights. All registration rights granted under Section 2.1 and 2.2 shall terminate and be of no further force and effect on the earlier of (i) the date that all of the Registrable Securities have been sold, (ii) two (2) years from the last Closing under the Purchase Agreement with respect to Section 2.1, and five (5) years from the last closing under the Purchase Agreement with respect to Section 2.2 and
(iii) the date that all Registrable Securities covered by the Registration Statement may be sold by the Holders without volume restrictions pursuant to Rule 144.

         2.6 Delay Of Registration; Furnishing Information.

         (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1, Section 2.2 or Section 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         2.7 Indemnification. In the event any Registrable Securities are included in a registration statement pursuant to Section 2.1 or Section 2.2:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the
Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by the Registration Statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply (x) to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder or (y) if the Violation arises from the failure of the Holder, directly or indirectly, to deliver a prospectus to the purchaser when a prospectus was made available by the Company to the Holder.

         (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this
Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.7 exceed the proceeds from the offering received by such Holder.

         (c) Promptly after receipt by an indemnified party under this Section
2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 2.7.

         (d) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

         (e) The obligations of the Company and Holders under this Section 2.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         2.8 Assignment Of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder only to a transferee or assignee of Registrable Securities which (i) is a current or former general partner, limited partner, retired partner, shareholder, majority owned subsidiary, affiliated (as defined in the Securities Act) corporate entity, member of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or
(iii) acquires at least 275,000 shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

         2.9 Amendment Of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.9 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, the Holders hereby agree to be bound by the provisions hereunder.

         2.10 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, so long as the Company is otherwise subject to the reporting requirements of the Exchange Act, the Company agrees to use its reasonable best efforts to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

         (c) so long as such Holder owns any Registrable Securities, furnish to such Holder upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         3. MISCELLANEOUS.

         3.1 Entire Agreement. This Agreement, the Purchase Agreement, the documents referred to herein and therein and all Schedules and Exhibits hereto and thereto constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

         3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         3.3 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

         3.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         3.5 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding a majority in interest of the Registrable Shares. No such amendment shall be effective to the extent any such amendment affects any rights specifically granted to a particular Holder and not to the other Holders.

         3.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof, and to its counsel, Skadden, Arps, Slate, Meagher and Flom LLP, at 525 University Avenue, Suite 1100, Palo Alto, California 94301, facsimile number
(650) 470-4570, attention: Gregory Smith, and to Investor at the address set forth on Schedule A to the Purchase Agreement or at such other address as the Company or Investor may designate by ten (10) days advance written notice to the other parties hereto.

         3.7 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Purchase Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

         3.8 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.





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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

NIKU CORPORATION



By:
   ------------------------------
Name:   Joshua Pickus
Title:  Chief Executive Officer

Address:  305 Main Street
          Redwood City, California 94063
          Facsimile:  (650) 701-2728




























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INVESTORS:

FRANK D. GERBER TRUST                            GEORGE SARLO, REVOCABLE TRUST


By:                                              By:
    ----------------------------                    -------------------------
Name:                                            Name:
Title:                                           Title:


SARLO FAMILY SUPPORTING FOUNDATION               SARLO-BERLINER, INC.


By:                                              By:
   -------------------------                        --------------------------
Name:                                            Name:
Title:                                           Title:


WALDEN CAPITAL PARTNERS                          WALDEN INVESTORS


By:                                              By:
    ----------------------                          --------------------------
Name:                                            Name:
Title:                                           Title:


WALDEN MANAGEMENT CO. PENSION FUND               WALDEN MANAGEMENT CORPORATION


By:                                              By:
    ---------------------------                     --------------------------
Name:                                            Name:
Title:                                           Title:


WALDEN SBIC, L.P.                                WALDENVC II, L.P.


By:                                              By:
   ----------------------------                     --------------------------
Name:                                            Name:
Title:                                           Title:


WALDEN VC II-SIDE, L.P.


By:
   --------------------------
Name:
Title:


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


INVESTORS:

VECTOR CAPITAL II, L.P.                          VECTOR MEMBER FUND II, L.P.


By:                                              By:
    --------------------------                      --------------------------
Name:                                            Name:
Title:                                           Title:


VECTOR ENTREPRENEUR FUND II, L.P.


By:
   ------------------------------
Name:
Title:

















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



INVESTORS:


By:
   --------------------
Name: Ravi Chiruvolu





































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

INVESTORS:


By:
   -----------------------------
Name:  Katrina A. Garnett






































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


INVESTORS:

WALDEN CAPITAL PARTNER II, L.P.


By:
   -------------------------------
Name:
















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